UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07177

Name of Fund:	BlackRock Mid-Cap Value Fund (Formerly BlackRock Mid Cap Dividend Fund) of BlackRock Mid-Cap Value Series, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid-Cap Value Fund (Formerly BlackRock Mid Cap Dividend Fund) of BlackRock Mid-Cap Value Series, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 10/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Mid-Cap Value Series, Inc

•	BlackRock Mid-Cap Value Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2021	BlackRock Mid-Cap Value Fund

Investment Objective

BlackRock Mid-Cap Value Fund’s (formerly known as BlackRock Mid Cap Dividend Fund) (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

The Board of Directors (the “Board”) of BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) approved certain changes to the Fund. In particular, effective September 1, 2021, the Board approved: (i) a change in the name of the Corporation; (ii) a change in the name of the Fund; and (iii) a change to the Fund’s distribution frequency from quarterly to annual. Effective September 1, 2021, the Corporation changed its name to BlackRock Mid-Cap Value Series, Inc.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund underperformed its benchmark, the Russell Midcap® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance was positioning within the health care sector. Specifically, stock selection within the sector and an overweight to the health care equipment & supplies industry weighed on relative returns. An underweight allocation to life sciences tools & services companies and stock selection in the health care providers & services and biotechnology industries also detracted within health care. In the real estate sector, a large underweight to equity real estate investment trusts hurt relative performance, as did selection decisions in the real estate management & development industry. Finally, stock selection within the consumer discretionary sector hindered relative results during the period.

The largest contributor to relative performance was stock selection in the communication services sector. Notably, stock selection within the media and entertainment industries benefited relative returns. Within industrials, an underweight allocation to companies in the airlines industry boosted relative results, as did stock selection in the electrical equipment and trading companies & distributors industries. Lastly, allocation decisions in the financials sector added to relative returns.

Describe recent portfolio activity.

During the period, a combination of trading activity and market price movements resulted in increased exposure to the financials and consumer staples sectors and reduced exposure to companies in communication services and real estate.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s largest allocations were in the financials, information technology and health care sectors. Relative to the Russell Midcap® Value Index, the largest overweight positions were in the financials, health care and information technology sectors. Conversely, the largest relative underweights were in the real estate, industrials and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	2.88%	52.52%	N/A	13.77%	N/A	12.21%	N/A
Investor A	2.74	52.10	44.12%	13.48	12.26%	11.89	11.29%
Investor C	2.37	50.97	49.97	12.63	12.63	11.17	11.17
Class K	2.86	52.58	N/A	13.82	N/A	12.23	N/A
Class R	2.62	51.73	N/A	13.18	N/A	11.56	N/A
Russell Midcap® Value Index(c)	5.08	48.60	N/A	12.30	N/A	13.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

(c)

An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

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Fund Summary as of October 31, 2021 (continued)	BlackRock Mid-Cap Value Fund

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.80	$3.84	$1,000.00	$1,021.42	$3.82	0.75%
Investor A	1,000.00	1,027.40	5.16	1,000.00	1,020.11	5.14	1.01
Investor C	1,000.00	1,023.70	8.98	1,000.00	1,016.33	8.94	1.76
Class K	1,000.00	1,028.60	3.58	1,000.00	1,021.68	3.57	0.70
Class R	1,000.00	1,026.20	6.43	1,000.00	1,018.85	6.41	1.26

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
SS&C Technologies Holdings, Inc.	3%
American International Group, Inc.	2
Cognizant Technology Solutions Corp., Class A	2
FleetCor Technologies, Inc.	2
Equitable Holdings, Inc.	2
Komatsu Ltd.	2
Apollo Global Management, Inc.	2
Ralph Lauren Corp.	2
BAE Systems PLC	2
Marathon Petroleum Corp.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Financials	26%
Information Technology	11
Health Care	10
Consumer Discretionary	10
Industrials	10
Utilities	7
Energy	5
Communication Services	5
Materials	4
Real Estate	4
Consumer Staples	4
Short-Term Securities	4
Liabilities in Excess of Other Assets	(—	)(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund outperformed the S&P Global Natural Resources Net Index.

What factors influenced performance?

Stock selection within all three sectors (mining, energy and agriculture) contributed positively to the Fund’s performance relative to the benchmark. Within energy, exposure to exploration & production (“E&P”) companies was a notable contributor to relative performance as the sub-sector was supported by rising oil prices. In particular, the Fund’s overweight position in ConocoPhillips contributed positively as the company’s shares rose sharply over the period driven by stronger oil and gas prices and positive operating results.

Conversely, the Fund’s modest cash position weighed on returns in a rising market for natural resources equities. In addition, an overweight position in Brazilian miner Vale SA detracted from relative returns due to the company’s sensitivity to falling iron ore prices.

Describe recent portfolio activity.

During the period, the Fund increased its overweight to energy while reducing mining and agriculture exposures. At a sub-sector level, the Fund increased its integrated energy exposure, funding the increase by trimming an already underweight position in paper & packaging and reducing copper exposure.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in the energy sector and underweight in the agriculture and mining segments. Within mining, the largest overweight was to diversified miners. Within energy, the Fund favored larger-capitalization E&P companies, which have on average stronger balance sheets, better cost oversight and a larger proportion of short-cycle investments that can more easily be pared back. Within agriculture, the Fund’s largest overweight was to the health & wellness sub-sector in companies positioned to benefit from changing consumer preferences toward food, while the largest underweight was to the paper & packaging sub-sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	8.86%	64.07%	N/A	8.19%	N/A	2.60%	N/A
Investor A	8.72	63.59	55.00%	7.88	6.72%	2.32	1.77%
Investor C	8.26	62.33	61.33	7.03	7.03	1.68	1.68
S&P Global Natural Resources Net Index(c)	4.68	53.15	N/A	9.83	N/A	3.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

Includes 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,088.60	$4.63	$1,000.00	$1,020.77	$4.48	0.88%
Investor A	1,000.00	1,087.20	6.21	1,000.00	1,019.26	6.01	1.18

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Fund Summary as of October 31, 2021 (continued)	BlackRock Natural Resources Trust

Expense Example (continued)

	Actual			Hypothetical(a)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Investor C	$1,000.00	$1,082.60	$10.29	$1,000.00	$1,015.32	$9.96	1.96%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
TotalEnergies SE	6%
Chevron Corp.	6
Glencore PLC	5
Royal Dutch Shell PLC, B Shares	5
Anglo American PLC	4
Nutrien Ltd.	4
CF Industries Holdings, Inc.	4
Exxon Mobil Corp.	4
Bunge Ltd.	4
ConocoPhillips	3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets
Oil, Gas & Consumable Fuels	41%
Metals & Mining	30
Chemicals	12
Food Products	8
Containers & Packaging	4
Machinery	2
Electronic Equipment, Instruments & Components	1
Paper & Forest Products	— (c)
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares and Class K Shares (Class K Shares are available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Mid-Cap Value Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Mid-Cap Value Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on May 1, 2021 and held through October 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Schedule of Investments (unaudited) October 31, 2021	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.0%
Airbus SE(a)	17,132	$2,197,727
BAE Systems PLC	1,651,811	12,454,922
Huntington Ingalls Industries, Inc.	38,579	7,821,121
MTU Aero Engines AG	20,069	4,470,118

		26,943,888

Auto Components — 1.7%
Lear Corp.	42,621	7,324,419
Magna International, Inc.	50,670	4,119,471

		11,443,890

Automobiles — 0.8%
General Motors Co.(a)	96,068	5,228,981

Banks — 4.8%
Comerica, Inc.	80,155	6,820,389
First Citizens BancShares, Inc., Class A	14,316	11,651,792
KeyCorp.	211,375	4,918,696
Wells Fargo & Co.	167,555	8,572,114

		31,962,991

Beverages — 1.2%
Constellation Brands, Inc., Class A	37,001	8,022,187

Biotechnology — 0.5%
Biogen, Inc.(a)	13,242	3,531,377

Capital Markets — 5.5%
Apollo Global Management, Inc.	178,802	13,758,814
Credit Suisse Group AG, ADR	466,765	4,812,347
Invesco Ltd.	267,497	6,797,099
Raymond James Financial, Inc.	112,607	11,101,924

		36,470,184

Chemicals — 0.6%
Corteva, Inc.	99,574	4,296,618

Communications Equipment — 0.5%
Ciena Corp.(a)	63,423	3,443,235

Construction Materials — 0.4%
CRH PLC	57,756	2,762,913

Consumer Finance — 1.4%
Capital One Financial Corp.	62,985	9,512,625

Containers & Packaging — 1.0%
Sealed Air Corp.	113,639	6,741,065

Diversified Financial Services — 4.0%
Acropolis Infrastructure Acquisition Corp.(a)	203,066	1,523,370
Cannae Holdings, Inc.(a)	205,783	7,017,200
CM Life Sciences III, Inc., Class A(a)	23,729	236,578
Equitable Holdings, Inc.	423,365	14,182,727
GX Acquisition Corp. II, Class A(a)	117,322	1,140,370
Jackson Financial, Inc.(a)	103,879	2,812,005

		26,912,250

Electric Utilities — 2.5%
American Electric Power Co., Inc.	58,712	4,973,494
Edison International	88,783	5,587,114

Security	Shares	Value

Electric Utilities (continued)
Evergy, Inc.	44,102	$2,811,502
Pinnacle West Capital Corp.	48,306	3,115,254

		16,487,364

Electrical Equipment — 1.2%
nVent Electric PLC	105,408	3,736,714
Siemens Energy AG(a)	141,509	4,061,390

		7,798,104

Electronic Equipment, Instruments & Components — 1.0%
Avnet, Inc.	83,910	3,197,810
Vontier Corp.	94,681	3,203,058

		6,400,868

Entertainment — 1.2%
World Wrestling Entertainment, Inc., Class A	127,206	7,771,015

Equity Real Estate Investment Trusts (REITs) — 2.1%
CyrusOne, Inc.	86,530	7,097,190
Lamar Advertising Co., Class A	29,465	3,335,438
SL Green Realty Corp.	47,538	3,330,988

		13,763,616

Food Products — 1.0%
Danone SA	55,297	3,604,575
JDE Peet’s NV	111,948	3,259,797

		6,864,372

Health Care Equipment & Supplies — 3.7%
Alcon, Inc.	48,288	4,003,969
DENTSPLY SIRONA, Inc.	94,638	5,414,240
Koninklijke Philips NV	103,887	4,900,887
Koninklijke Philips NV, NY Shares(b)	34,551	1,632,535
Zimmer Biomet Holdings, Inc.	59,885	8,570,741

		24,522,372

Health Care Providers & Services — 4.7%
Anthem, Inc.	12,525	5,450,003
Cigna Corp.	56,392	12,045,895
Laboratory Corp. of America Holdings(a)	34,073	9,779,633
McKesson Corp.	19,058	3,961,777

		31,237,308

Household Durables — 1.9%
Newell Brands, Inc.	268,770	6,152,145
Panasonic Corp.	529,100	6,542,863

		12,695,008

Household Products — 0.5%
Reckitt Benckiser Group PLC	44,943	3,648,598

Insurance — 9.7%
Allstate Corp.	45,691	5,650,606
American International Group, Inc.	254,165	15,018,610
Arthur J. Gallagher & Co.	21,130	3,542,867
Assurant, Inc.	40,360	6,510,472
Fidelity National Financial, Inc.	178,377	8,546,042
Hartford Financial Services Group, Inc.	72,436	5,282,757
Prudential PLC	172,011	3,510,392
Reinsurance Group of America, Inc.	28,307	3,342,491
RenaissanceRe Holdings Ltd.	23,079	3,272,602
Willis Towers Watson PLC	40,538	9,821,547

		64,498,386

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 0.5%
Yelp, Inc.(a)	80,017	$3,091,057

IT Services — 4.5%
Cognizant Technology Solutions Corp., Class A	187,381	14,632,583
FleetCor Technologies, Inc.(a)	58,337	14,433,157
Toast, Inc., Class A(a)	20,478	1,089,839

		30,155,579

Machinery — 2.6%
Komatsu Ltd.	533,500	13,973,058
Stanley Black & Decker, Inc.	18,573	3,338,126

		17,311,184

Media — 1.9%
Fox Corp., Class A	219,089	8,706,597
Fox Corp., Class B	14,840	548,486
ViacomCBS, Inc., Class B	86,983	3,150,524

		12,405,607

Metals & Mining — 2.2%
Barrick Gold Corp.	269,639	4,953,269
Steel Dynamics, Inc.	150,003	9,912,198

		14,865,467

Multi-line Retail — 2.0%
Dollar General Corp.	30,446	6,744,398
Dollar Tree, Inc.(a)	63,631	6,856,876

		13,601,274

Multi-Utilities — 4.0%
Ameren Corp.	84,782	7,146,275
CenterPoint Energy, Inc.	196,058	5,105,350
NiSource, Inc.	206,896	5,104,124
Public Service Enterprise Group, Inc.	94,743	6,044,604
Sempra Energy	24,148	3,082,009

		26,482,362

Oil, Gas & Consumable Fuels — 5.4%
ConocoPhillips	139,242	10,372,136
Enterprise Products Partners LP	213,459	4,841,250
EQT Corp.(a)	419,988	8,361,961
Marathon Petroleum Corp.	186,563	12,300,099

		35,875,446

Pharmaceuticals — 1.5%
Elanco Animal Health, Inc.(a)	122,554	4,029,575
Viatris, Inc.	439,762	5,870,823

		9,900,398

Professional Services — 1.4%
Leidos Holdings, Inc.	94,464	9,444,511

Real Estate Management & Development(a) — 1.9%
Howard Hughes Corp.	101,800	8,869,834
Realogy Holdings Corp.	202,490	3,507,127

		12,376,961

Road & Rail — 0.5%
Ryder System, Inc.	41,589	3,532,986

Semiconductors & Semiconductor Equipment — 0.5%
Skyworks Solutions, Inc.	20,208	3,377,363

Security	Shares	Value

Software — 4.9%
CDK Global, Inc.	200,099	$8,708,309
Citrix Systems, Inc.	39,879	3,777,738
Gitlab, Inc., Class A(a)	4,191	470,230
Open Text Corp.	59,081	2,974,728
SS&C Technologies Holdings, Inc.	208,094	16,537,230

		32,468,235

Specialty Retail — 0.6%
Ross Stores, Inc.	34,138	3,864,422

Textiles, Apparel & Luxury Goods — 3.1%
Gildan Activewear, Inc.	178,469	6,553,382
On Holding AG, Class A(a)	30,245	1,033,169
Ralph Lauren Corp.	105,090	13,364,295

		20,950,846

Tobacco — 1.0%
British American Tobacco PLC, ADR	197,354	6,891,602

Wireless Telecommunication Services — 1.3%
Rogers Communications, Inc., Class B	91,682	4,270,548
Vodafone Group PLC	3,007,910	4,433,211

		8,703,759

Total Common Stocks — 95.7% (Cost: $548,742,337)		638,258,274

Warrants

Diversified Financial Services — 0.0%
GX Acquisition Corp. II (Expires 12/31/28)(a)	38,656	23,739

Total Warrants — 0.0% (Cost: $30,500)		23,739

Total Long-Term Investments — 95.7% (Cost: $548,772,837)		638,282,013

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(c)(d)	29,445,218	29,445,218
SL Liquidity Series, LLC, Money Market Series, 0.08%(c)(d)(e)	130,924	130,950

Total Short-Term Securities — 4.4% (Cost: $29,576,168)		29,576,168

Total Investments — 100.1% (Cost: $578,349,005)		667,858,181

Liabilities in Excess of Other Assets — (0.1)%		(960,344)

Net Assets — 100.0%		$666,897,837

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Mid-Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$19,599,861	$9,845,357	(a)	$—		$—	$—	$29,445,218	29,445,218	$658		$—
SL Liquidity Series, LLC, Money Market Series	658,867	—		(527,917	)(a)	—	—	130,950	130,924	1,581	(b)	—

						$—	$—	$29,576,168		$2,239		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$7,821,121	$19,122,767	$—	$26,943,888
Auto Components	11,443,890	—	—	11,443,890
Automobiles	5,228,981	—	—	5,228,981
Banks	31,962,991	—	—	31,962,991
Beverages	8,022,187	—	—	8,022,187
Biotechnology	3,531,377	—	—	3,531,377
Capital Markets	36,470,184	—	—	36,470,184
Chemicals	4,296,618	—	—	4,296,618
Communications Equipment	3,443,235	—	—	3,443,235
Construction Materials	—	2,762,913	—	2,762,913
Consumer Finance	9,512,625	—	—	9,512,625
Containers & Packaging	6,741,065	—	—	6,741,065
Diversified Financial Services	26,912,250	—	—	26,912,250
Electric Utilities	16,487,364	—	—	16,487,364
Electrical Equipment	3,736,714	4,061,390	—	7,798,104
Electronic Equipment, Instruments & Components	6,400,868	—	—	6,400,868
Entertainment	7,771,015	—	—	7,771,015
Equity Real Estate Investment Trusts (REITs)	13,763,616	—	—	13,763,616
Food Products	—	6,864,372	—	6,864,372
Health Care Equipment & Supplies	15,617,516	8,904,856	—	24,522,372
Health Care Providers & Services	31,237,308	—	—	31,237,308
Household Durables	6,152,145	6,542,863	—	12,695,008
Household Products	—	3,648,598	—	3,648,598
Insurance	60,987,994	3,510,392	—	64,498,386
Interactive Media & Services	3,091,057	—	—	3,091,057
IT Services	30,155,579	—	—	30,155,579
Machinery	3,338,126	13,973,058	—	17,311,184
Media	12,405,607	—	—	12,405,607
Metals & Mining	14,865,467	—	—	14,865,467
Multi-line Retail	13,601,274	—	—	13,601,274
Multi-Utilities	26,482,362	—	—	26,482,362
Oil, Gas & Consumable Fuels	35,875,446	—	—	35,875,446
Pharmaceuticals	9,900,398	—	—	9,900,398
Professional Services	9,444,511	—	—	9,444,511

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Mid-Cap Value Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Real Estate Management & Development	$12,376,961	$—	$—	$12,376,961
Road & Rail	3,532,986	—	—	3,532,986
Semiconductors & Semiconductor Equipment	3,377,363	—	—	3,377,363
Software	32,468,235	—	—	32,468,235
Specialty Retail	3,864,422	—	—	3,864,422
Textiles, Apparel & Luxury Goods	20,950,846	—	—	20,950,846
Tobacco	6,891,602	—	—	6,891,602
Wireless Telecommunication Services	4,270,548	4,433,211	—	8,703,759
Warrants	23,739	—	—	23,739
Short-Term Securities
Money Market Funds	29,445,218	—	—	29,445,218

	$593,902,811	$73,824,420	$—	667,727,231

Investments Valued at NAV(a)				130,950

				$667,858,181

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 12.1%
CF Industries Holdings, Inc.	137,542	$7,812,386
FMC Corp.	29,405	2,676,149
Koninklijke DSM NV	20,437	4,465,038
Nutrien Ltd.	115,864	8,100,052

		23,053,625

Containers & Packaging — 3.7%
International Paper Co.	39,347	1,954,365
Packaging Corp. of America	23,818	3,271,879
Westrock Co.	38,982	1,875,034

		7,101,278

Electronic Equipment, Instruments & Components — 1.3%
Trimble, Inc.(a)	29,349	2,564,222

Food Products — 7.7%
Bunge Ltd.	74,782	6,927,805
Darling Ingredients, Inc.(a)	34,237	2,893,711
Kerry Group PLC, Class A	22,310	2,994,260
Nestle SA, Registered Shares	15,055	1,985,863

		14,801,639

Machinery — 2.5%
Deere & Co.	13,751	4,707,105

Metals & Mining — 29.6%
Anglo American PLC	217,095	8,258,950
ArcelorMittal SA(b)	59,518	2,033,730
BHP Group Ltd., ADR	56,874	3,118,970
BHP Group PLC	97,864	2,584,742
First Quantum Minerals Ltd.	87,442	2,070,177
Freeport-McMoRan, Inc.	63,872	2,409,252
Glencore PLC	2,079,523	10,398,822
Kinross Gold Corp.	611,829	3,678,093
Neo Lithium Corp.(a)	412,826	2,088,147
Newcrest Mining Ltd.	64,653	1,211,329
Newmont Corp.	94,440	5,099,760
Polyus PJSC, Registered Shares, GDR	15,815	1,563,503
Stelco Holdings, Inc.	63,204	2,194,470
Teck Resources Ltd.(b)	160,787	4,485,957
Vale SA, ADR	422,010	5,372,187

		56,568,089

Oil, Gas & Consumable Fuels — 41.6%
Aker BP ASA.	38,675	1,484,034

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources Ltd.	144,495	$6,141,271
Chevron Corp.	97,207	11,129,229
ConocoPhillips	82,763	6,165,016
Equinor ASA	213,719	5,415,282
Exxon Mobil Corp.	107,597	6,936,779
Hess Corp.	30,339	2,505,091
Kosmos Energy Ltd.(a)	412,788	1,486,037
LUKOIL PJSC, ADR	31,223	3,182,587
Marathon Petroleum Corp.	34,957	2,304,715
Pioneer Natural Resources Co.	17,617	3,294,027
Royal Dutch Shell PLC, B Shares	421,190	9,665,772
Suncor Energy, Inc.	219,974	5,785,515
TotalEnergies SE	229,374	11,485,891
Valero Energy Corp.	31,616	2,444,865

		79,426,111

Paper & Forest Products — 0.1%
Sylvamo Corp.(a)	3,467	97,631

Total Long-Term Investments — 98.6% (Cost: $142,384,493)		188,319,700

Short-Term Securities

Money Market Funds — 2.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(c)(d)	2,929,404	2,929,404
SL Liquidity Series, LLC, Money Market Series, 0.08%(c)(d)(e)	2,286,668	2,287,125

Total Short-Term Securities — 2.7% (Cost: $5,216,562)		5,216,529

Total Investments — 101.3% (Cost: $147,601,055)		193,536,229

Liabilities in Excess of Other Assets — (1.3)%		(2,525,604)

Net Assets — 100.0%		$191,010,625

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Natural Resources Trust

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,371,887	$1,557,517	(a)	$—	$—	$—	$2,929,404	2,929,404	$94		$—
SL Liquidity Series, LLC, Money Market Series	—	2,287,349	(a)	—	(191)	(33)	2,287,125	2,286,668	4,214	(b)	—

					$(191)	$(33)	$5,216,529		$4,308		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$18,588,587	$4,465,038	$—	$23,053,625
Containers & Packaging	7,101,278	—	—	7,101,278
Electronic Equipment, Instruments & Components	2,564,222	—	—	2,564,222
Food Products	12,815,776	1,985,863	—	14,801,639
Machinery	4,707,105	—	—	4,707,105
Metals & Mining	32,550,743	24,017,346	—	56,568,089
Oil, Gas & Consumable Fuels	48,192,545	31,233,566	—	79,426,111
Paper & Forest Products	97,631	—	—	97,631
Short-Term Securities
Money Market Funds	2,929,404	—	—	2,929,404

	$129,547,291	$61,701,813	$—	191,249,104

Investments Valued at NAV(a)				2,287,125

				$193,536,229

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

October 31, 2021

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

ASSETS
Investments, at value — unaffiliated(a)(b)	$638,282,013	$188,319,700
Investments, at value — affiliated(c)	29,576,168	5,216,529
Foreign currency, at value(d)	552	—
Receivables:
Securities lending income — affiliated	56	322
Capital shares sold	1,739,742	161,424
Dividends — unaffiliated	917,507	172,733
Dividends — affiliated	117	15
Prepaid expenses	63,061	43,444

Total assets	670,579,216	193,914,167

LIABILITIES
Collateral on securities loaned, at value	130,950	2,287,350
Payables:
Investments purchased	1,654,059	—
Accounting services fees	84,834	44,448
Capital shares redeemed	1,109,221	302,968
Custodian fees	58,729	22,432
Investment advisory fees	326,730	94,924
Directors’ and Officer’s fees	3,177	3,140
Other accrued expenses	49,012	22,771
Other affiliate fees	1,351	560
Professional fees	40,224	17,870
Service and distribution fees	77,968	26,139
Transfer agent fees	145,124	80,940

Total liabilities	3,681,379	2,903,542

NET ASSETS	$666,897,837	$191,010,625

NET ASSETS CONSIST OF
Paid-in capital	$542,476,058	$145,333,821
Accumulated earnings	124,421,779	45,676,804

NET ASSETS	$666,897,837	$191,010,625

(a) Investments, at cost — unaffiliated	$548,772,837	$142,384,493
(b) Securities loaned, at value	$127,575	$2,178,648
(c) Investments, at cost — affiliated	$29,576,168	$5,216,562
(d) Foreign currency, at cost	$554	$—

F I N A N C I A L S T A T E M E N T S	15

Statements of Assets and Liabilities  (unaudited) (continued)

October 31, 2021

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional
Net assets	$339,472,427	$94,297,845

Shares outstanding	14,233,985	2,905,335

Net asset value	$23.85	$32.46

Shares authorized	20 million	Unlimited

Par value	$0.10	$0.10

Investor A
Net assets	$246,489,048	$87,404,124

Shares outstanding	10,946,043	2,877,865

Net asset value	$22.52	$30.37

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Investor C
Net assets	$15,065,727	$9,308,656

Shares outstanding	890,039	432,314

Net asset value	$16.93	$21.53

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Class K
Net assets	$35,375,691	N/A

Shares outstanding	1,482,956	N/A

Net asset value	$23.85	N/A

Shares authorized	2 billion	N/A

Par value	$0.10	N/A

Class R
Net assets	$30,494,944	N/A

Shares outstanding	1,616,032	N/A

Net asset value	$18.87	N/A

Shares authorized	40 million	N/A

Par value	$0.10	N/A

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended October 31, 2021

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — unaffiliated	$6,335,443	$4,392,993
Dividends — affiliated	658	94
Securities lending income — affiliated — net	1,581	4,214
Foreign taxes withheld	(142,749)	(161,954)

Total investment income	6,194,933	4,235,347

EXPENSES
Investment advisory	2,052,783	538,591
Service and distribution — class specific	450,843	151,943
Transfer agent — class specific	400,181	137,321
Professional	71,261	50,263
Registration	60,724	35,373
Accounting services	42,936	21,083
Custodian	33,747	8,932
Directors and Officer	4,885	4,479
Miscellaneous	42,717	18,748

Total expenses	3,160,077	966,733
Less:
Fees waived and/or reimbursed by the Manager	(111,380)	(395)
Transfer agent fees waived and/or reimbursed — class specific	(217,759)	—

Total expenses after fees waived and/or reimbursed	2,830,938	966,338

Net investment income	3,363,995	3,269,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	37,579,048	4,270,391
Investments — affiliated	—	(191)
Foreign currency transactions	(20,086)	(30,820)

	37,558,962	4,239,380

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(23,913,173)	7,000,014
Investments — affiliated	—	(33)
Foreign currency translations	(10,328)	(1,139)

	(23,923,501)	6,998,842

Net realized and unrealized gain	13,635,461	11,238,222

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,999,456	$14,507,231

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Mid-Cap Value Fund		BlackRock Natural Resources Trust
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,363,995	$3,430,962	$3,269,009	$3,161,005
Net realized gain	37,558,962	33,077,032	4,239,380	7,750,172
Net change in unrealized appreciation (depreciation)	(23,923,501)	143,647,527	6,998,842	48,536,097

Net increase in net assets resulting from operations	16,999,456	180,155,521	14,507,231	59,447,274

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(14,058,408)	(2,606,682)	(775,380)	(1,122,772)
Investor A	(10,812,567)	(3,118,691)	(761,824)	(1,382,546)
Investor C	(871,628)	(226,003)	(101,271)	(94,683)
Class K	(1,186,251)	(150,215)	—	—
Class R	(1,740,493)	(500,814)	—	—

Decrease in net assets resulting from distributions to shareholders	(28,669,347)	(6,602,405)	(1,638,475)	(2,600,001)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	117,497,259	114,163,668	8,659,739	6,214,847

NET ASSETS
Total increase in net assets	105,827,368	287,716,784	21,528,495	63,062,120
Beginning of period	561,070,469	273,353,685	169,482,130	106,420,010

End of period	$666,897,837	$561,070,469	$191,010,625	$169,482,130

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund

	Institutional
	Six Months Ended 10/31/21		Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended January 31,
	(unaudited)					2020		2019	2018		2017

Net asset value, beginning of period	$24.28		$15.04	$18.62		$16.93		$19.13	$21.24		$16.52

Net investment income(a)	0.14		0.20	0.04		0.28		0.28	0.25	(b)	0.15
Net realized and unrealized gain (loss)	0.51		9.40	(3.56)		2.16		(1.18)	1.70		5.69

Net increase (decrease) from investment operations	0.65		9.60	(3.52)		2.44		(0.90)	1.95		5.84

Distributions(c)
From net investment income		(0.03)	(0.19)	—		(0.28)		(0.33)	(0.20)		(0.14)
From net realized gain		(1.05)	(0.17)	(0.06)		(0.47)		(0.97)	(3.86)		(0.98)

Total distributions		(1.08)	(0.36)	(0.06)		(0.75)		(1.30)	(4.06)		(1.12)

Net asset value, end of period	$23.85		$24.28	$15.04		$18.62		$16.93	$19.13		$21.24

Total Return(d)
Based on net asset value	2.88	%(e)	64.97%	(18.89	)%(e)	14.56%		(4.77)%	11.13%		35.48%

Ratios to Average Net Assets(f)
Total expenses	0.84	%(g)	0.87%	0.95	%(g)(h)	0.85	%(i)	0.92%	0.90%		0.85%

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.85%	0.85	%(g)	0.85%		0.86%	0.86%		0.85%

Net investment income	1.20	%(g)	1.07%	0.96	%(g)	1.55%		1.52%	1.26	%(b)	0.79%

Supplemental Data
Net assets, end of period (000)	$339,472		$274,460	$100,473		$119,924		$107,455	$119,371		$207,240

Portfolio turnover rate		35%	83%	25%		56%		58%	154%		93%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended January 31,
				2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%	—%

(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.05%.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor A
	Six Months Ended 10/31/21		Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended January 31,
	(unaudited)					2020	2019	2018		2017

Net asset value, beginning of period	$23.00		$14.27	$17.67		$16.10	$18.26	$20.46		$15.95

Net investment income(a)	0.11		0.17	0.03		0.22	0.22	0.18	(b)	0.09
Net realized and unrealized gain (loss)	0.47		8.89	(3.38)		2.06	(1.13)	1.63		5.49

Net increase (decrease) from investment operations	0.58		9.06	(3.35)		2.28	(0.91)	1.81		5.58

Distributions(c)
From net investment income		(0.01)	(0.16)	—		(0.24)	(0.28)	(0.16)		(0.09)
From net realized gain		(1.05)	(0.17)	(0.05)		(0.47)	(0.97)	(3.85)		(0.98)

Total distributions		(1.06)	(0.33)	(0.05)		(0.71)	(1.25)	(4.01)		(1.07)

Net asset value, end of period	$22.52		$23.00	$14.27		$17.67	$16.10	$18.26		$20.46

Total Return(d)
Based on net asset value	2.74	%(e)	64.61%	(18.95	)%(e)	14.28%	(5.03)%	10.85%		35.08%

Ratios to Average Net Assets(f)
Total expenses	1.14	%(g)	1.18%	1.28	%(g)(h)	1.15%	1.22%	1.20%		1.15%

Total expenses after fees waived and/or reimbursed	1.01	%(g)	1.10%	1.10	%(g)	1.10%	1.11%	1.12%		1.15%

Net investment income	0.96	%(g)	0.95%	0.79	%(g)	1.31%	1.26%	0.98	%(b)	0.49%

Supplemental Data
Net assets, end of period (000)	$246,489		$224,765	$136,057		$172,946	$169,202	$209,284		$235,578

Portfolio turnover rate		35%	83%	25%		56%	58%	154%		93%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended January 31,
				2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%	—%

(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.38%.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor C
	Six Months Ended 10/31/21		Year Ended	Period from 02/01/20		Year Ended January 31,
	(unaudited)		04/30/21	to 04/30/20		2020	2019	2018		2017

Net asset value, beginning of period	$17.60		$11.01	$13.65		$12.59	$14.57	$17.09		$13.50

Net investment income (loss)(a)	0.02		0.04	0.00	(b)	0.08	0.07	0.02	(c)	(0.05)
Net realized and unrealized gain (loss)	0.35		6.82	(2.61)		1.60	(0.90)	1.31		4.62

Net increase (decrease) from investment operations	0.37		6.86	(2.61)		1.68	(0.83)	1.33		4.57

Distributions(d)
From net investment income	—		(0.10)	—		(0.15)	(0.18)	(0.02)		—
From net realized gain		(1.04)	(0.17)	(0.03)		(0.47)	(0.97)	(3.83)		(0.98)

Total distributions		(1.04)	(0.27)	(0.03)		(0.62)	(1.15)	(3.85)		(0.98)

Net asset value, end of period	$16.93		$17.60	$11.01		$13.65	$12.59	$14.57		$17.09

Total Return(e)
Based on net asset value	2.37	%(f)	63.43%	(19.14	)%(f)	13.47%	(5.76)%	10.02%		33.97%

Ratios to Average Net Assets(g)
Total expenses	1.94	%(h)	2.00%	2.07	%(h)(i)	1.99%	2.00%	1.98%		1.95%

Total expenses after fees waived and/or reimbursed	1.76	%(h)	1.85%	1.85	%(h)	1.85%	1.86%	1.90%		1.95%

Net investment income (loss)	0.21	%(h)	0.29%	0.09	%(h)	0.57%	0.53%	0.14	%(c)	(0.31)%

Supplemental Data
Net assets, end of period (000)	$15,066		$13,277	$10,610		$14,800	$16,738	$26,876		$56,247

Portfolio turnover rate		35%	83%	25%		56%	58%	154%		93%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended January 31,
				2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%	—%

(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.18%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class K
	Six Months Ended 10/31/21		Year Ended	Period from 02/01/20		Year Ended January 31,			Period from 01/25/18(a)
	(unaudited)		04/30/21	to 04/30/20		2020		2019	to 01/31/18

Net asset value, beginning of period	$24.29		$15.04	$18.62		$16.92		$19.13	$19.37

Net investment income(b)	0.15		0.21	0.04		0.29		0.25	0.00	(c)
Net realized and unrealized gain (loss)	0.49		9.41		(3.56)	2.18		(1.15)	(0.24)

Net increase (decrease) from investment operations	0.64		9.62		(3.52)	2.47		(0.90)	(0.24)

Distributions(d)
From net investment income		(0.03)	(0.20)	—		(0.30)		(0.34)	—
From net realized gain		(1.05)	(0.17)		(0.06)	(0.47)		(0.97)	—

Total distributions		(1.08)	(0.37)		(0.06)	(0.77)		(1.31)	—

Net asset value, end of period	$23.85		$24.29	$15.04		$18.62		$16.92	$19.13

Total Return(e)
Based on net asset value	2.86	%(f)	65.12%	(18.87	)%(f)	14.72%		(4.78)%	(1.24	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.74	%(h)	0.77%	0.88	%(h)(i)	0.77	%(j)	0.81%	0.84	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.70	%(h)	0.77%	0.80	%(h)	0.76%		0.80%	0.77	%(h)

Net investment income	1.24	%(h)	1.09%	1.08	%(h)	1.59%		1.36%	0.32	%(h)

Supplemental Data
Net assets, end of period (000)	$35,376		$20,098	$5,369		$6,516		$4,037	$198

Portfolio turnover rate		35%	83%		25%	56%		58%	154%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended January 31,		Period from
				2020	2019	01/25/18(a) to 01/31/18
Investments in underlying funds.	—%	0.01%	0.01%	0.01%	—%	—%

(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(j)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended January 31, 2020, the expense ratio would have been 0.76%.
(k)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.85%.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class R
	Six Months Ended 10/31/21		Year Ended	Period from 02/01/20		Year Ended January 31,
	(unaudited)		04/30/21	to 04/30/20		2020	2019	2018		2017

Net asset value, beginning of period	$19.46		$12.13	$15.04		$13.80	$15.85	$18.29		$14.36

Net investment income(a)	0.07		0.11	0.02		0.16	0.15	0.11	(b)	0.03
Net realized and unrealized gain (loss)	0.39		7.53		(2.89)	1.76	(0.98)	1.43		4.92

Net increase (decrease) from investment operations	0.46		7.64		(2.87)	1.92	(0.83)	1.54		4.95

Distributions(c)
From net investment income	(0.00	)(d)	(0.14)	—		(0.21)	(0.25)	(0.13)		(0.04)
From net realized gain		(1.05)	(0.17)		(0.04)	(0.47)	(0.97)	(3.85)		(0.98)

Total distributions		(1.05)	(0.31)		(0.04)	(0.68)	(1.22)	(3.98)		(1.02)

Net asset value, end of period	$18.87		$19.46	$12.13		$15.04	$13.80	$15.85		$18.29

Total Return(e)
Based on net asset value	2.62	%(f)	64.23%	(19.06	)%(f)	14.05%	(5.31)%	10.59%		34.58%

Ratios to Average Net Assets(g)
Total expenses	1.42	%(h)	1.43%	1.53	%(h)(i)	1.46%	1.52%	1.51%		1.48%

Total expenses after fees waived and/or reimbursed	1.26	%(h)	1.35%	1.35	%(h)	1.35%	1.36%	1.40%		1.48%

Net investment income	0.72	%(h)	0.74%	0.56	%(h)	1.09%	1.01%	0.70	%(b)	0.16%

Supplemental Data
Net assets, end of period (000)	$30,495		$28,470	$20,844		$27,913	$33,989	$45,066		$51,713

Portfolio turnover rate		35%	83%		25%	56%	58%	154%		93%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is less than $0.005 per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21	Year Ended	Period from 02/01/20	Year Ended January 31,
	(unaudited)	04/30/21	to 04/30/20	2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%	—%

(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.64%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust

	Institutional
	Six Months Ended 10/31/21		Year Ended	Period from 08/01/19		Year Ended July 31,
	(unaudited)		04/30/21	to 04/30/20		2019	2018	2017		2016

Net asset value, beginning of period	$30.10		$19.31	$25.15		$33.01	$30.00	$43.39		$47.03

Net investment income(a)	0.60		0.65	0.42		0.77	0.66	0.73	(b)	0.47
Net realized and unrealized gain (loss)	2.05		10.67		(5.51)	(4.08)	3.85	1.00		(0.96)

Net increase (decrease) from investment operations.	2.65		11.32		(5.09)	(3.31)	4.51	1.73		(0.49)

Distributions(c)
From net investment income		(0.29)	(0.53)		(0.75)	(0.79)	(0.91)	(0.41)		(0.42)
From net realized gain	—		—	—		(3.76)	(0.59)	(14.71)		(2.73)

Total distributions		(0.29)	(0.53)		(0.75)	(4.55)	(1.50)	(15.12)		(3.15)

Net asset value, end of period	$32.46		$30.10	$19.31		$25.15	$33.01	$30.00		$43.39

Total Return(d)
Based on net asset value	8.86	%(e)	59.14%	(20.81	)%(e)	(9.12)%	15.32%	4.68%		(0.15)%

Ratios to Average Net Assets
Total expenses	0.88	%(f)	0.94%	1.00	%(f)(g)	0.91%	0.92%	0.85%		0.88	%(h)

Total expenses after fees waived and/or reimbursed	0.88	%(f)	0.94%	1.00	%(f)(g)	0.91%	0.92%	0.85%		0.88	%(h)

Net investment income	3.82	%(f)	2.64%	2.48	%(f)	2.86%	2.08%	1.64	%(b)	1.12%

Supplemental Data
Net assets, end of period (000)	$94,298		$78,010	$41,828		$44,732	$72,269	$84,139		$69,602

Portfolio turnover rate		24%	87%		49%	75%	75%	102%		7%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 1.02%.

(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor A
	Six Months Ended 10/31/21		Year Ended	Period from 08/01/19		Year Ended July 31,
	(unaudited)		04/30/21	to 04/30/20		2019	2018	2017		2016

Net asset value, beginning of period	$28.19		$18.12	$23.63		$31.32	$28.50	$41.97		$45.59

Net investment income(a)	0.52		0.53	0.37		0.64	0.54	0.53	(b)	0.34
Net realized and unrealized gain (loss)	1.92		10.00		(5.20)	(3.86)	3.67	1.01		(0.92)

Net increase (decrease) from investment operations	2.44		10.53		(4.83)	(3.22)	4.21	1.54		(0.58)

Distributions(c)
From net investment income		(0.26)	(0.46)		(0.68)	(0.71)	(0.80)	(0.30)		(0.31)
From net realized gain	—		—	—		(3.76)	(0.59)	(14.71)		(2.73)

Total distributions		(0.26)	(0.46)		(0.68)	(4.47)	(1.39)	(15.01)		(3.04)

Net asset value, end of period	$30.37		$28.19	$18.12		$23.63	$31.32	$28.50		$41.97

Total Return(d)
Based on net asset value.	8.72	%(e)	58.61%	(20.99	)%(e)	(9.37)%	15.06%	4.38%		(0.40)%

Ratios to Average Net Assets
Total expenses.	1.18	%(f)	1.24%	1.26	%(f)(g)	1.20%	1.18%	1.13%		1.14	%(h)

Total expenses after fees waived and/or reimbursed	1.18	%(f)	1.24%	1.26	%(f)(g)	1.19%	1.18%	1.13%		1.14	%(h)

Net investment income	3.56	%(f)	2.35%	2.29	%(f)	2.54%	1.77%	1.22	%(b)	0.84%

Supplemental Data
Net assets, end of period (000)	$87,404		$83,375	$58,276		$96,230	$122,564	$133,246		$197,713

Portfolio turnover rate		24%	87%		49%	75%	75%	102%		7%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.28%.

(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor C
	Six Months Ended 10/31/21		Year Ended	Period from 08/01/19		Year Ended July 31,
	(unaudited)		04/30/21	to 04/30/20		2019	2018	2017		2016

Net asset value, beginning of period	$20.12		$13.02	$17.10		$24.03	$22.16	$35.93		$39.48

Net investment income(a)	0.29		0.26	0.17		0.35	0.24	0.15	(b)	0.02
Net realized and unrealized gain (loss)	1.36		7.15		(3.74)	(3.01)	2.83	0.81		(0.84)

Net increase (decrease) from investment operations.	1.65		7.41		(3.57)	(2.66)	3.07	0.96		(0.82)

Distributions(c)
From net investment income		(0.24)	(0.31)		(0.51)	(0.51)	(0.61)	(0.02)		—
From net realized gain	—		—	—		(3.76)	(0.59)	(14.71)		(2.73)

Total distributions		(0.24)	(0.31)		(0.51)	(4.27)	(1.20)	(14.73)		(2.73)

Net asset value, end of period	$21.53		$20.12	$13.02		$17.10	$24.03	$22.16		$35.93

Total Return(d)
Based on net asset value	8.26	%(e)	57.31%	(21.45	)%(e)	(10.06)%	14.13%	3.55%		(1.20)%

Ratios to Average Net Assets
Total expenses	1.96	%(f)	2.06%	2.08	%(f)(g)	1.97%	1.95%	1.91%		1.94	%(h)

Total expenses after fees waived and/or reimbursed	1.96	%(f)	2.06%	2.08	%(f)(g)	1.97%	1.95%	1.91%		1.94	%(h)

Net investment income	2.78	%(f)	1.62%	1.49	%(f)	1.85%	1.03%	0.41	%(b)	0.06%

Supplemental Data
Net assets, end of period (000)	$9,309		$8,097	$6,316		$11,711	$23,390	$30,337		$47,397

Portfolio turnover rate		24%	87%		49%	75%	75%	102%		7%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.10%.

(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Each of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation and BlackRock Natural Resources Trust is organized as a Massachusetts business trust. BlackRock Mid-Cap Value Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Mid-Cap Value Fund	Mid-Cap Value	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of Natural Resources are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Board of BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) approved certain changes to the Fund. In particular, effective September 1, 2021, the Board approved: (i) a change in the name of the Corporation; (ii) a change in the name of the Fund; and (iii) a change to the Fund’s distribution frequency from quarterly to annual. Effective September 1, 2021, the Corporation changed its name to BlackRock Mid-Cap Value Series, Inc.

The Board of the Fund approved a change in the name of BlackRock Mid Cap Dividend Fund, effective as of September 1, 2021, to BlackRock Mid-Cap Value Fund.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2021, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Mid-Cap Value
Deutsche Bank Securities, Inc.	$127,575	$(127,575)	$—

Natural Resources
Citigroup Global Markets, Inc.	$1,891,620	$(1,891,620)	$—
Credit Suisse Securities (USA) LLC	287,028	(287,028)	—

	$2,178,648	$(2,178,648)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Natural Resources and the Corporation, on behalf of Mid-Cap Value, have each entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Mid-Cap Value	Natural Resources
First $1 billion	0.65%	0.60%
$1 billion — $3 billion	0.61	0.56
$3 billion — $5 billion	0.59	0.54
$5 billion — $10 billion	0.57	0.52
Greater than $10 billion	0.55	0.51

For the six months ended October 31, 2021, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed
Mid-Cap Value	$551
Natural Resources	218

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Mid-Cap Value		Natural Resources
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	N/A	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
Mid-Cap Value	$297,744	$73,601	$79,498	$450,843
Natural Resources	107,394	44,549	—	151,943

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional
Mid-Cap Value	$62

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$365	$6,184	$1,777	$26	$172	$8,524
Natural Resources	145	4,335	794	—	—	5,274

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For the six months ended October 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$166,605	$187,449	$15,270	$1,010	$29,847	$400,181
Natural Resources	53,787	74,574	8,960	—	—	137,321

Other Fees: For the six months ended October 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Mid-Cap Value	$8,611
Natural Resources	2,581

For the six months ended October 31, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Mid-Cap Value	$963	$1,556
Natural Resources	—	288

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Mid-Cap Value	$2,620
Natural Resources	395

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to Mid-Cap Value, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Mid-Cap Value	0.74%	0.99%	1.74%	0.69%	1.24%

Prior to June 1, 2021, the expense limitations as a percentage of average daily net assets for classes were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Mid-Cap Value	0.85%	1.10%	1.85%	0.80%	1.35%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Mid-Cap Value. For the six months ended October 31, 2021, the Manager waived and/or reimbursed investment advisory fees of $108,760 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the six months ended October 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$72,577	$113,627	$10,724	$848	$19,983	$217,759

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Mid-Cap Value retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Mid-Cap Value, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excluded collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended October 31, 2021, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Mid-Cap Value	$376
Natural Resources	904

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Mid-Cap Value is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Mid-Cap Value	$288,836,520	$209,866,900
Natural Resources	50,519,222	41,352,226

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Notes to Financial Statements  (unaudited) (continued)

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring
Natural Resources	$4,321,025

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid-Cap Value	$584,200,065	$101,563,693	$(17,905,577)	$83,658,116
Natural Resources	151,046,110	47,392,226	(4,902,107)	42,490,119

8.	BANK BORROWINGS

Natural Resources and the Corporation, on behalf of Mid-Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the six months ended October 31, 2021, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Mid-Cap Value
Institutional
Shares sold	4,601,286	$110,208,712	6,887,172	$143,834,864
Shares issued in reinvestment of distributions	488,886	11,127,038	102,463	1,727,519
Shares redeemed	(2,158,821)	(51,018,152)	(2,368,712)	(44,451,344)

	2,931,351	$70,317,598	4,620,923	$101,111,039

Investor A
Shares sold and automatic conversion of shares	1,637,012	$36,909,232	2,104,181	$40,969,407
Shares issued in reinvestment of distributions	487,409	10,479,290	189,660	3,015,094
Shares redeemed	(950,698)	(21,256,249)	(2,055,819)	(35,585,403)

	1,173,723	$26,132,273	238,022	$8,399,098

Investor C
Shares sold	169,159	$2,934,914	345,037	$5,450,005
Shares issued in reinvestment of distributions	53,386	864,858	18,588	223,472
Shares redeemed and automatic conversion of shares.	(86,831)	(1,478,593)	(572,583)	(7,359,779)

	135,714	$2,321,179	(208,958)	$(1,686,302)

Class K
Shares sold	804,065	$19,225,888	595,215	$12,206,918
Shares issued in reinvestment of distributions	52,120	1,186,251	8,836	150,215
Shares redeemed	(200,778)	(4,743,492)	(133,619)	(2,594,704)

	655,407	$15,668,647	470,432	$9,762,429

Class R
Shares sold	403,308	$7,807,061	334,655	$5,283,604
Shares issued in reinvestment of distributions	96,499	1,739,889	37,275	500,630
Shares redeemed	(346,521)	(6,489,388)	(626,974)	(9,206,830)

	153,286	$3,057,562	(255,044)	$(3,422,596)

	5,049,481	$117,497,259	4,865,375	$114,163,668

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 10/31/21		Year Ended 04/30/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Natural Resources
Institutional
Shares sold	653,419	$20,689,326	1,084,851	$27,978,903
Shares issued in reinvestment of distributions	22,696	685,641	40,519	1,025,949
Shares redeemed	(362,824)	(11,134,408)	(699,278)	(16,587,644)

	313,291	$10,240,559	426,092	$12,417,208

Investor A
Shares sold and automatic conversion of shares	266,916	$7,896,495	532,989	$12,280,301
Shares issued in reinvestment of distributions	24,918	705,176	53,736	1,276,236
Shares redeemed	(371,061)	(10,837,221)	(845,652)	(18,962,411)

	(79,227)	$(2,235,550)	(258,927)	$(5,405,874)

Investor C
Shares sold	67,020	$1,415,016	183,794	$3,373,590
Shares issued in reinvestment of distributions.	4,925	99,032	5,406	91,889
Shares redeemed and automatic conversion of shares	(42,122)	(859,318)	(271,897)	(4,261,966)

	29,823	$654,730	(82,697)	$(796,487)

	263,887	$8,659,739	84,468	$6,214,847

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock Natural Resources Trust (“Natural Resources Trust”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Natural Resources Trust Advisory Agreement”) between Natural Resources Trust and BlackRock Advisors, LLC (the “Manager”), Natural Resources Trust’s investment advisor. The Board of Trustees of Natural Resources Trust also considered the approval of the sub-advisory agreement (the “Natural Resources Trust Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Natural Resources Trust.

The Board of Directors of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Mid-Cap Value Fund Advisory Agreement”) between the Corporation, on behalf of BlackRock Mid-Cap Value Fund (“Mid-Cap Value Fund”), and the Manager, Mid-Cap Value Fund’s investment advisor.

Natural Resources Trust and Mid-Cap Value Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Natural Resources Trust Advisory Agreement, the Natural Resources Trust Sub-Advisory Agreement and the Mid-Cap Value Fund Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of Natural Resources Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2021 are referred to as the “April Meeting” and the meetings held on May 10-12, 2021 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members whom are not “interested persons” of the pertinent Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of each Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. Each Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Mid-Cap Value Fund ranked in the first quartile against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, Natural Resources Trust ranked in the fourth quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board was informed that, among other things, negative stock selection in agriculture and an underweight allocation to the paper and packaging sub-sector hindered performance as the stocks in such sub-sector

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	37

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

outperformed. In addition, an overweight allocation to oil exploration & production companies (“E&Ps”) detracted from performance, as E&P companies were negatively impacted by falling oil prices.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Mid-Cap Value Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on June 1, 2021.

The Board noted that Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

Each Board also noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Each Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of Natural Resources Trust, including the Independent Board Members, unanimously approved the continuation of the Natural Resources Trust Advisory Agreement between the Manager and Natural Resources Trust for a one-year term ending June 30, 2022, and the Natural Resources Trust Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Natural Resources Trust for a one-year term ending June 30, 2022.

The Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Mid-Cap Value Fund Advisory Agreement between the Manager and Mid-Cap Value Fund for a one-year term ending June 30, 2022.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	39

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust.

A D D I T I O N A L I N F O R M A T I O N	41

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CM	Commerz Markets LLC

GDR	Global Depositary Receipt

PJSC	Public Joint Stock Company

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Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MCDNR-10/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid-Cap Value Fund (Formerly BlackRock Mid Cap Dividend Fund) of BlackRock Mid-Cap Value Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid-Cap Value Fund (Formerly BlackRock Mid Cap Dividend Fund) of BlackRock Mid-Cap Value Series, Inc.

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid-Cap Value Fund (Formerly BlackRock Mid Cap Dividend Fund) of BlackRock Mid-Cap Value Series, Inc.

Date: January 4, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Mid-Cap Value Fund (Formerly BlackRock Mid Cap Dividend Fund) of BlackRock Mid-Cap Value Series, Inc.

Date: January 4, 2022

4